EXHIBIT 99.2

Bridger Aerospace Completes $49 Million Sale-Leaseback, Leveraging Real Estate Portfolio to Prioritize Fleet Growth

BELGRADE, MT, October 28 , 2025 – Today, Bridger Aerospace Group Holdings, Inc. (“Bridger”, “the Company” or “Bridger Aerospace”), (NASDAQ: BAER, BAERW), one of the nation’s largest aerial firefighting companies, finalized a previously announced sale-leaseback of its Bozeman Yellowstone International Airport campus facilities in Belgrade, Montana with SR Aviation Infrastructure (“SRAI”). Bridger entered into a ten-year lease agreement with SRAI for its hangar and office headquarter facilities, which will continue to be utilized as a base for its world class aerial firefighting operations.

“This is much more than a real estate deal,” said Sam Davis, Bridger’s CEO. “It’s a turning point for the Company. Leveraging the value of our real estate enhances our financial flexibility, provides capital to prioritize fleet expansion, and equips us to deliver on new contracts. We are grateful for the longstanding partnership between Bridger, Bozeman Yellowstone International Airport, and Gallatin County, and are committed to strengthening these relationships into the future. As a Montana company, we are committed to continually supporting our local and state communities and proud to headquarter here in Belgrade.”

Sale-Leaseback Transaction Details

o	Approximately $49 million sale of Bridger’s headquarters and hangar facilities to SR Aviation Infrastructure (“SRAI”), a subsidiary of New York and Nashville-based real estate investment and development firm, SomeraRoad
o	Bridger entered into a 10-year lease, maintaining its operational base for aerial firefighting missions
o	Expected to report a gain on sale in Q4 2025

“We aim to set the standard for efficiency and safety in aerial firefighting and to innovate and deploy the most advanced technology in our industry,” added Davis. “With a strengthened balance sheet, we can acquire aircraft needed to support new contracts with state, federal, and military contractors while delivering on our mission to protect lives property critical infrastructure and environment. We are excited that through partnerships like this, we can increase our financial resilience as a company and remain in Montana to support our community.”

About SRAI

SR Aviation Infrastructure (SRAI), a subsidiary of New York and Nashville-based real estate investment and development firm SomeraRoad, is an investment platform dedicated to the acquisition, development, and leasing of aviation-related real estate. SRAI targets assets and development opportunities including hangar facilities for based aircraft, corporate flight departments, government operators, FBOs, MROs, flight schools, and charter and management companies nationwide. By addressing the persistent supply–demand imbalance in aviation infrastructure, SRAI is building an institutional-quality portfolio of strategically located, high-performing aviation assets. Current holdings include SRAI Las Vegas and SRAI San Antonio. The Bridger Hangar Complex marks the platform’s third acquisition. Learn more at www.sraviationinfrastructure.com.

About Bridger Aerospace

Based in Belgrade, Montana, Bridger Aerospace Group Holdings, Inc. is one of the nation’s largest aerial firefighting companies. Bridger provides aerial firefighting and wildfire management services to federal and state government agencies, including the United States Forest Service, across the nation, as well as internationally. More information about Bridger Aerospace is available at https://www.bridgeraerospace.com.

Investor Contacts

Alison Ziegler
Darrow Associates
201-220-2678
aziegler@darrowir.com

Media Contact

Devin Johnson

Bridger Aerospace

406-919-5980

d.johnson@bridgeraerospace.com

Forward Looking Statements

Certain statements included in this press release that are not historical facts (including any statements concerning plans and objectives of management for future operations of economic performance, or assumptions or forecasts related thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “poised,” “positioned,” “potential,” “seem,” “seek,” “future,” “outlook,” “target,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, (1) the anticipated benefits from Bridger’s financing transactions; (2) the achievement of future fleet expansion; (3) Bridger’s business and growth plans; (4) Bridger’s future financial performance; (5) current and future demand for aerial firefighting services, including trends and/or changes in the duration or severity of any domestic or international wildfire seasons; and (6) anticipated investments in additional aircraft, capital resources, and research and development and the effect of these investments. These statements are based on various assumptions and estimates, whether or not identified in this press release, and on the current expectations of Bridger’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Bridger. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: the ability of Bridger to successfully implement the benefits from the financing transactions; Bridger’s ability to identify and effectively implement any current or future anticipated cost reductions, including any resulting impacts to Bridger’s business and operations therefrom; the duration or severity of any domestic or international wildfire seasons; changes in domestic and foreign business, market, financial, political and legal conditions; Bridger’s failure to realize the anticipated benefits of any acquisitions; Bridger’s successful integration of any aircraft (including achievement of synergies and cost reductions); Bridger’s ability to successfully and timely develop, sell and expand its services, and otherwise implement its growth strategy; risks relating to Bridger’s operations and business, including information technology and cybersecurity risks, loss of requisite licenses, flight safety risks, loss of key customers and deterioration in relationships between Bridger and its employees; risks related to increased competition; risks relating to potential disruption of current plans, operations and infrastructure of Bridger, including as a result of the consummation of any acquisition; risks that Bridger is unable to secure or protect its intellectual property; risks that Bridger experiences difficulties managing its growth and expanding operations; Bridger's ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share; the ability to successfully select, execute or integrate future acquisitions into Bridger's business, which could result in material adverse effects to operations and financial conditions; and those factors discussed in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included in Bridger’s Annual Report filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 14, 2025 for the fiscal year ended December 31, 2024 and in subsequent filings made by Bridger with the SEC from time to time. If any of these risks materialize or Bridger management's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that Bridger presently does not know or that Bridger currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Bridger’s expectations, plans or forecasts of future events and views as of the date of this press release. Bridger anticipates that subsequent events and developments will cause Bridger’s assessments to change. However, while Bridger may elect to update these forward-looking statements at some point in the future, Bridger specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Bridger’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements contained in this press release.

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